                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                       February 6, 2002 (February 5, 2002)

                       ST. MARY LAND & EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

           Delaware                   000-20872              41-0518430
 (State or other jurisdiction        (Commission            (I.R.S Employer
       of incorporation)             File Number)          Identification No.)

             1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits.

          (c)    Exhibits.

              The following exhibit is furnished as part of this report:

              Exhibit  99.1  Press  release  of St. Mary Land & Exploration
              Company dated February 5, 2002.

Item 9. Regulation FD Disclosure

     In  accordance  with General  Instruction  B.2 of Form 8-K,  the  following information,  including  Exhibit 99.1, shall not be deemed filed for purposes of
Section  18 of  the  Securities  and  Exchange  Act  of  1934,  nor  shall  such information and Exhibit be deemed  incorporated by reference in any filing under the Securities  Act of 1933,  except as shall be expressly set forth by specific reference in such a filing.

     The registrant issued a press release dated February 5, 2002 announcing its
2002 capital  expenditures budget, its year-end 2001 reserves and other matters.
This press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ST. MARY LAND & EXPLORATION COMPANY

Date: February 6, 2002                 /s/ GARRY A. WILKENING
                                       -----------------------
                                       Garry A. Wilkening
                                       Vice President-Administration,Controller